Stoneport Advisors Commodity Long Short ETF
Consolidated Schedule of Investments
November 30, 2025 (Unaudited)
SHORT-TERM INVESTMENTS - 90.4%
Money Market Funds - 90.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(a)	2,776,411	$2,776,411

TOTAL SHORT-TERM INVESTMENTS (Cost $2,776,411)		2,776,411

TOTAL INVESTMENTS - 90.4% (Cost $2,776,411)		$2,776,411
Other Assets in Excess of Liabilities - 9.6%		295,459
TOTAL NET ASSETS - 100.0%		$3,071,870

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.

Stoneport Advisors Commodity Long Short ETF
Consolidated Schedule of Futures Contracts
November 30, 2025 (Unaudited)

FUTURES CONTRACTS - 1.8%
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Copper(a)	2	03/27/2026	$263,600	$9,494
Corn(a)	7	03/13/2026	156,712	1,511
Gold(a)	1	02/25/2026	425,490	21,207
Low Sulphur Gas Oil(a)	2	01/12/2026	133,950	(5,530)
Natural Gas(a)	3	12/29/2025	145,500	9,700
NY Harbor Ultra-Low Sulfur Diesel(a)	1	12/31/2025	96,730	(5,333)
Soybean Meal(a)	1	01/14/2026	31,870	(24)
Soybeans(a)	3	01/14/2026	170,663	2,239
				33,264

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Brent Crude Oil(a)	(7)	12/30/2025	(436,660)	9,153
Cotton No.2(a)	(1)	03/09/2026	(32,355)	211
Kansas City Hard Red Winter Wheat(a)	(1)	03/13/2026	(26,375)	221
Lean Hogs(a)	(2)	02/13/2026	(64,800)	(187)
Live Cattle(a)	(1)	02/27/2026	(87,140)	756
Reformulated Gasoline Blendstock(a)	(1)	12/31/2025	(76,503)	2,698
Soybean Oil(a)	(1)	01/14/2026	(31,230)	(1,246)
Sugar #11(a)	(3)	02/27/2026	(51,106)	(3,124)
Wheat(a)	(3)	03/13/2026	(80,775)	1,314
WTI Crude Oil(a)	(8)	12/19/2025	(468,400)	11,925
				21,721

Net Unrealized Appreciation (Depreciation)				54,985

(a)	All or a portion of the investment is a holding of the Stoneport Advisors Commodity LS Cayman Subsidiary.